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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 22, 2004
                           ---------------------------

                               SSP SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                 000-26227                     33-0757190
          --------                 ---------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)

                 17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA 92614
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (949) 851-1085
                         ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

ANNOUNCEMENT REGARDING MERGER AGREEMENT
---------------------------------------

         On March 22, 2004, SSP Solutions, Inc., a Delaware corporation ("SSP"), and SAFLINK Corporation, a Delaware corporation ("SFLK"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). The Merger Agreement contemplates that Spartan Acquisition Corporation, a newly-formed Delaware corporation and wholly-owned subsidiary of SFNK, will merge with and into SSP. SSP would survive the merger as a wholly-owned subsidiary of SFLK, and each share of SSP common stock would be exchanged for
0.6 shares of SFLK common stock.

         In connection with the execution of the Merger Agreement, SSP entered into stockholder agreements with certain directors, executive officers, stockholders and affiliates of SFLK. Also, SFLK and Spartan Acquisition Corporation entered into stockholder agreements with certain directors, executive officers, stockholders and affiliates of SSP.

         The consummation of the merger is subject to the adoption by the stockholders of SSP of the Merger Agreement, the approval by the stockholders of SFLK of the issuance of shares of SFLK common stock in the merger, and other customary closing conditions. The merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         The above description of the merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the stockholder agreements. Copies of the Merger Agreement, the forms of stockholder agreements and a joint press release issued by SSP and SFLK on March 22, 2004 are attached as exhibits and incorporated by reference into this Form 8-K.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exhibit
                  Number   Description
                  ----------  --------------

            2.1 Agreement and Plan of Merger and Reorganization dated as of March 22, 2004, by and among SAFLINK Corporation, Spartan Acquisition Corporation, and SSP Solutions, Inc.

            99.1 Form of Stockholder Agreement by and among SAFLINK Corporation, Spartan Acquisition Corporation and the following stockholders of SSP Solutions, Inc.: Richard P. Kiphart, JAW Financial, L.P., JAW Lending, Inc., The Winkler Childrens Trust 1998, The Schiff Family 1998 Living Trust, Leena Shah Trust, Kris & Geraldine Shah Family Trust, and Chandra L. Shah Trust

            99.2 Form of Stockholder Agreement by and among SSP Solutions, Inc. and the following stockholders of SAFLINK
                      Corporation: Glenn L. Argenbright; Gregory Jensen; Jon C. Engman; SDS Merchant Fund, L.P. (a/k/a SDS Capital Group SPC, Ltd.); North Sound Legacy Fund LLC; North Sound Legacy Institutional Fund LLC; and North Sound Legacy International Ltd.

            99.3 Joint press release dated March 22, 2004 titled "SAFLINK and SSP-Litronic Announce Merger Agreement"

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 22, 2004  SSP SOLUTIONS, INC.

                                  By: /S/ THOMAS E. SCHIFF
                                      -----------------------------------------
                                      Thomas E. Schiff,
                                      Chief Financial Officer

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                         EXHIBITS FILED WITH THIS REPORT

 Exhibit
  Number     Description
----------   --------------

   2.1 Agreement and Plan of Merger and Reorganization dated as of March 22, 2004, by and among SAFLINK Corporation, Spartan Acquisition Corporation, and SSP Solutions, Inc.

   99.1 Form of Stockholder Agreement by and among SAFLINK Corporation, Spartan Acquisition Corporation and the following stockholders of SSP Solutions, Inc.: Richard P. Kiphart, JAW Financial, L.P., JAW Lending, Inc., The Winkler Childrens Trust 1998, The Schiff Family 1998 Living Trust, Leena Shah Trust, Kris & Geraldine Shah Family Trust, and Chandra L. Shah Trust

   99.2 Form of Stockholder Agreement by and among SSP Solutions, Inc. and the following stockholders of SAFLINK Corporation: Glenn L. Argenbright; Gregory Jensen; Jon C. Engman; SDS Merchant Fund, L.P. (a/k/a SDS Capital Group SPC, Ltd.); North Sound Legacy Fund LLC; North Sound Legacy Institutional Fund LLC; and North Sound Legacy International Ltd.

   99.3 Joint press release dated March 22, 2004 titled "SAFLINK and SSP-Litronic Announce Merger Agreement"

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